UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event
reported) September 30, 2005

Schnitzer Steel Industries, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Oregon --------------------------- (State or Other Jurisdiction of Incorporation)	0-22496 ------------------- (Commission File Number)	93-0341923 --------------------------- (IRS Employer Identification No.)

3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR ---------------------------------------------------- (Address of Principal Executive Offices)	97296-0047 ------------------ (Zip Code)

(503) 224-9900
------------------------------------------
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 11, 2005, two wholly-owned subsidiaries of Schnitzer Steel Industries, Inc. (“SSI”), Pick-N-Pull Auto Dismantlers, a California general partnership (“PNP”), and PNP Commercial Acquisition, LLC, a Delaware limited liability company (“PNP Commercial”), entered into a Unit Purchase Agreement (the “Greenleaf Purchase Agreement”) with Tree Acquisition, L.P., a Delaware limited partnership (“Tree”), pursuant to which PNP Commercial agreed to acquire from Tree (the “Greenleaf Transaction”) all of the issued and outstanding units of membership interests of Greenleaf Auto Recyclers, LLC, a Delaware limited liability company (“Greenleaf”). On September 30, 2005, in connection with the closing of the Greenleaf Transaction, Tree, PNP and PNP Commercial amended the Greenleaf Purchase Agreement pursuant to a First Amendment to the Unit Purchase Agreement (the “First Amendment”) to, among other things: (i) reduce the amount of the purchase price delivered into escrow at closing; (ii) provide for an additional escrow deposit to satisfy certain claims to be retained by Tree after the closing; (iii) reduce the target working capital amount for purposes of the post-closing working capital adjustment; (iv) revise certain indemnification matters for which Tree will indemnify PNP and PNP Commercial; and (v) reduce the cash consideration paid to Tree at closing. In connection with these modifications, the total purchase price was reduced from $23,500,000 to $22,500,000. The First Amendment also modifies certain closing deliverables of the parties in accordance with these revisions. There are no material relationships between the parties other than the Greenleaf Purchase Agreement.

Item 7.01    Regulation FD Disclosure

On October 3, 2005, the Company announced that it had closed the Greenleaf Transaction, as well as the related acquisition of certain Greenleaf debt and five business locations leased by Greenleaf. A copy of the press release announcing the closing is furnished as Exhibit 99.1 hereto.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

2.1	Unit Purchase Agreement dated August 5, 2005 between Pick-N-Pull Auto Dismantlers, PNP Commercial Acquisition, LLC, and Tree Acquisition, L.P.

The following exhibits and schedules to the Unit Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

Exhibit A	Closing Date Payments
Exhibit B	Opinion of Counsel for Tree
Exhibit C	Form of Creditor Release
Exhibit D	Escrow Agreement
Exhibit E-1	Form of Tranche B Term Note
Exhibit E-2	Form of Assignment Agreement
Exhibit E-3	Form of Credit Agreement Amendment
Schedule 3.3.1	Preparation of Closing Financial Statements
Schedule 4.2	Ownership of Membership Interests

Schedule 4.4	Financial Statements
Schedule 4.5	Liabilities
Schedule 4.6	Tax Matters
Schedule 4.7	Leasehold Premises
Schedule 4.8	Title to and Condition of Assets
Schedule 4.9	Receivables
Schedule 4.10	Licenses and Permits
Schedule 4.11	Proprietary Rights
Schedule 4.12	Customers, Suppliers and Competitors
Schedule 4.13	Certain Documents and Information
Schedule 4.14	Insurance
Schedule 4.15	Litigation
Schedule 4.18	Absence of Certain Acts or Events
Schedule 4.19	Compliance with Laws
Schedule 4.20.3	Environmental Matters
Schedule 4.20.4	Environmental Matters
Schedule 4.20.5	Environmental Matters
Schedule 4.20.8	Environmental Matters
Schedule 4.20.9	Environmental Matters
Schedule 4.20.10	Environmental Matters
Schedule 4.20.11	Environmental Matters
Schedule 4.20.12	Environmental Matters
Schedule 4.20.13	Environmental Matters
Schedule 4.21	Labor Relations
Schedule 4.22	Employee Benefits
Schedule 4.22.1	Employee Benefits
Schedule 4.22.3	Employee Benefits
Schedule 4.22.6	Employee Benefits
Schedule 4.22.7	COBRA Beneficiaries
Schedule 4.23	Employment Agreements
Schedule 4.24	Warranties
Schedule 4.27	Required Consents
Schedule 6.23	Severance Matters
Schedule 7.15	Employment Agreements
Schedule 10.3.1(i)	Knowledge of Tree
Schedule 10.3.1(ii)	Knowledge of the Company
Schedule 10.3.1(iii)	Knowledge of PNP

2.2	Agreement of Purchase and Sale dated August 5, 2005 between PNP Commercial Acquisition, LLC, and Ford Motor Company.

The following exhibits and schedules to the Agreement of Purchase and Sale have been omitted and will be provided to the Securities and Exchange Commission upon request:

Exhibit A	Allocation of Purchase Price
Exhibit B	Form of Note Modification Agreement
Exhibit 3.3(a)(vi)	Form of Seller Certificate
Exhibit 3.3(b)(ii)	Form of Buyer Certificate

Schedule 4.1(b)	Authorized, Issued and Outstanding Interests of GLARE
Schedule 4.1(c)	Leases and Agreements
Schedule 4.1(d)	Financial Statements
Schedule 4.1(f)(i)	List of Real Property
Schedule 4.1(f)(iii)	Legal Proceedings
Schedule 8.20	Knowledge of Seller and GLARE

2.3	First Amendment dated September 30, 2005 to Unit Purchase Agreement dated August 5, 2005 between Pick-N-Pull Auto Dismantlers, PNP Commercial Acquisition, LLC, and Tree Acquisition, L.P.

The following schedules to the First Amendment have been omitted and will be provided to the Securities and Exchange Commission upon request:

Schedule II	Form of Amended and Restated Escrow Agreement
Schedule III	Form of Retained Claims Escrow Agreement

99.1	Press Release dated October 3, 2005 titled “Schnitzer Steel Subsidiary Pick-n-Pull Acquires GreenLeaf Auto Recyclers”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schnitzer Steel Industries, Inc.

Date: October 5, 2005	By:	/s/ Gregory J. Witherspoon
Name: Gregory J. Witherspoon
Title: Interim Chief Financial Officer